UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

ICM Small Company Portfolio

Annual Report **October 31, 2015**

Investment Adviser:

Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015

The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015
(Unaudited)

Dear Shareholder:

In a fiscal year where earnings for the S&P 500 Index have shown little if any growth, the Index managed to produce a surprisingly respectable 5.20% return. Small cap shares, as measured by the Russell 2000® Index, again lagged large cap stocks, but still managed a modest 0.34% gain. Although several important sources of domestic economic growth, such as household formations, housing starts and employment, continued to improve throughout the year, this was offset by the recessionary conditions in the energy and manufacturing sectors, which suffered from the negative effects of the plunge in oil prices and the surge in the U.S. dollar over the last twelve months.

In addition to the lack of earnings growth, the equity markets were also able to overcome a period of increased volatility in the final months of the fiscal year. Although the S&P 500 staged an impressive October rally to close the fiscal year with a positive return, over the course of just six trading days in August, it fell a jarring 11% — the first decline of more than 10% or more in almost four years. The proximate cause of this decline was the unexpected decision by The People’s Bank of China to devalue its currency by a modest 1.9% versus the U.S. dollar, which raised concerns that the Country’s economy was slowing faster than commonly believed. After managing to claw back much of this loss, the market was knocked down once again when the Federal Reserve decided to delay its much anticipated rate hike due to its own concerns over the rate of global economic growth.

Given the poor earnings backdrop in the manufacturing sector and increased anxiety over the direction of U.S. monetary policy, small cap value shares, as measured by the Russell 2000® Value Index (the “Benchmark”), performed considerably worse than their large cap and small cap growth peers, falling 2.88% over the fiscal 2015. The ICM Small Company Portfolio (the “Fund” or “Portfolio”), however, was able to best the performance of its primary benchmark with a modest, but positive, 0.47% return.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015
(Unaudited)

	Total Returns
	1st Fiscal Qtr	2nd Fiscal Qtr	3rd Fiscal Qtr	4th Fiscal Qtr	Fiscal Year
	Nov. 1, 2014- Jan. 31, 2015	Feb. 1, 2015- Apr. 30, 2015	May 1, 2015- Jul. 31, 2015	Aug. 1, 2015- Oct. 31,2015	Nov. 1, 2014- Oct. 31, 2015
ICM Small Co. Portfolio*	-2.47%	5.05%	-0.92%	-1.03%	0.47%
Russell 2000® Value Index	-2.00%	4.14%	-1.82%	-3.06%	-2.88%
Russell 2000® Index	-0.37%	5.03%	1.85%	-5.86%	0.34%
Russell 2000® Growth Index	1.26%	5.91%	5.50%	-8.50%	3.52%
S&P 500 Index	-0.64%	5.07%	1.41%	-0.63%	5.20%

Portfolio’s Average Annual Total Returns*
1 Year End 10/31/15	5 years End 10/31/15	10 years End 10/31/15	Since Inception - 4/19/89 Thru 10/31/15
0.47%	11.42%	7.72%	12.21%

*	The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses are 0.94%.

Periods greater than one year are annualized. Total returns assume reinvestment of all dividends and capital gains.

The performance data quoted represents past performance. Past performance does not guarantee future results. The Russell Indexes and the Standard & Poor’s 500 Index are unmanaged indexes. One cannot invest directly in an index. The Russell Indexes and the S&P 500 Index returns do not reflect any management fees, expenses, or transaction costs. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent moth end, please call 1-866-234-5426 or visit our website at www.icomd.com.

The Fund’s underweight of the beleaguered Energy sector was the largest source of the strong relative performance over the fiscal year. The price of oil declined 42% during the period and energy-related shares followed suit falling 52.0%, with the pain being felt equally between exploration and production companies and the equipment and service providers. In addition, the Portfolio’s holdings outperformed the benchmark peers with a somewhat less painful 44.6% loss, primarily due to the 20% gain in McDermott International, an engineering and construction firm serving off-shore oil producers. While we continue to maintain a below benchmark exposure to the volatile Energy sector, we believe that longer term oil prices will

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015
(Unaudited)

trend higher and are continuing to search for attractively-valued companies that possess well-located, low cost properties and strong management teams.

The Fund’s Technology holdings were another source of relative strength in fiscal 2015, advancing 4.1% versus a flat performance for the benchmark constituents. Several stocks delivered double-digit returns but semiconductor designer Integrated Device Technology was a standout, gaining 55.4%. After two years of cost cutting and a more focused research and development effort, the company is now experiencing rapid earnings growth due to accelerating growth for a number of important product lines and expanding profit margins. The Portfolio also benefitted from an increase in merger and acquisition activity in the technology sector as two holdings, Emulex and Oplink Communications were acquired by competitors for significant premiums.

Slowing demand from China and tepid global economic growth put significant downward pressure on commodity prices all year, creating a headwind for the Materials and Processing sector, which declined 15.3%. The Fund’s holdings fared much better, with a small 1.2% loss, thanks in part to a 29.3% gain in specialty chemical producer OM Group, which succumbed to pressure from activist investors and agreed to be acquired by private equity giant Apollo Global Management. The Portfolio also benefitted from a lack of exposure to the shares of producers and miners of basic commodity chemicals and metals, which were among the worst performers in the sector.

The only significant detractor to relative performance during the year was the Fund’s underweight of the Consumer Staples sector. Although these stocks comprise a small 2.5% of the benchmark, the group produced a very strong 19.4% return due to several mergers in the food product segment that boosted valuations, as well as a move by investors to the more defensive sectors of the market given the current slowing economic environment. Somewhat offsetting the underweight was a 21.8% gain in the Portfolio’s holdings of Snyder’s-Lance, a maker of branded snack foods such as Lance crackers, Snyder’s pretzels and Cape Cod potato chips.

While the U.S. economy undoubtedly lost momentum in recent months as the manufacturing sector struggled with the dual shocks of a strengthening dollar and the collapse of energy prices, growth remains positive as other domestic-oriented sectors of the economy continue to strengthen. As we move past the one time negative effects from foreign exchange moves and weak energy-related capital spending, corporate profits could begin to grow again. Moreover, although the Federal Reserve is likely to raise short term interest rates from the current zero percent level, we believe monetary policy, both in the U.S. and globally, will continue to be incredibly accommodative.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015
(Unaudited)

After a several years of underperformance, we are also increasingly optimistic about the relative performance of small cap value stocks. Although not historically cheap, small cap value stocks (as measured by the Russell 2000® Value Index) trade at 15.1 times 2016 projected earnings compared to 15.9 times for the S&P 500 Index, a discount that has not occurred since early last decade.

Respectfully,

William V. Heaphy, CFA Principal Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015
(Unaudited)

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015
(Unaudited)

Growth of a $2,500,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2015
	1 Year Return	5 Year Return	10 Year Return	Inception to Date*
ICM Small Company Portfolio	0.47%	11.42%	7.72%	12.21%
Russell 2000 Value Index	-2.88%	10.53%	6.19%	10.29%
Russell 2000 Index	0.34%	12.06%	7.47%	9.24%

* The ICM Small Company Portfolio commenced operations on April 19, 1989.

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost.

The Portfolio’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives. The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK‡ — 98.4%
	Shares	Value

CONSUMER DISCRETIONARY — 13.8%
Arctic Cat	316,000	$6,490,640
Ascena Retail Group*	902,945	12,027,227
Black Diamond*	221,943	1,229,564
Children’s Place	122,750	6,587,993
Crocs*	669,275	7,228,170
Finish Line, Cl A	371,634	6,923,541
FTI Consulting*	292,012	9,931,328
Group 1 Automotive	91,947	7,994,792
Haverty Furniture	211,100	4,941,851
Hillenbrand	247,186	7,334,009
Malibu Boats, Cl A*	162,200	2,304,862
MDC Holdings	333,871	8,677,307
Orbotech*	444,960	7,364,088
Regis*	532,633	8,799,097
Rush Enterprises, Cl A*	193,900	4,727,282
Tetra Tech	409,200	11,007,480
TRI Pointe Group*	546,200	7,089,676
Winnebago Industries	420,800	8,832,592

		129,491,499

CONSUMER STAPLES — 0.9%
Snyder’s-Lance	238,682	8,482,758

ENERGY — 2.1%
Bonanza Creek Energy*	905,005	5,149,478
Carrizo Oil & Gas*	155,405	5,847,890
Matrix Service*	362,092	8,219,489

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

ENERGY — continued
SAExploration Holdings*	414,260	$1,106,074

		20,322,931

FINANCIAL SERVICES — 32.1%
Ameris Bancorp	454,466	14,315,679
BNC Bancorp	62,414	1,401,194
Boston Private Financial Holdings	615,820	7,057,297
Brandywine Realty Trust†	796,548	10,753,398
Bryn Mawr Bank	370,239	10,785,062
Campus Crest Communities†	827,725	5,487,817
CatchMark Timber Trust, Cl A†	724,800	7,936,560
ConnectOne Bancorp	561,800	10,028,130
DuPont Fabros Technology†	334,189	10,724,125
Eagle Bancorp*	210,509	10,020,229
Empire State Realty Trust, Cl A†	412,900	7,357,878
Enterprise Financial Services	393,712	11,165,672
First Industrial Realty Trust†	484,000	10,493,120
First Merchants	260,443	6,831,420
FNB	741,941	9,993,945
Hanmi Financial	539,798	13,764,849
Hanover Insurance Group	61,323	5,166,463
Healthcare Realty Trust†	326,061	8,594,968
Heritage Financial	607,265	11,185,821
HomeStreet*	211,761	4,432,158
HomeTrust Bancshares*	442,656	8,383,905
Infinity Property & Casualty	4,197	337,942
Kite Realty Group Trust†	528,143	13,948,257
Navigators Group*	110,421	9,424,432
Parkway Properties†	336,151	5,623,806
Pebblebrook Hotel Trust†	280,382	9,583,457
ProAssurance	123,273	6,528,538
QTS Realty Trust*	164,900	7,092,349
Selective Insurance Group	158,003	5,765,530
South State	155,875	12,080,313
Southwest Bancorp	483,900	8,182,749
Sterling Bancorp	753,400	11,594,826
TriCo Bancshares	360,037	9,490,575
United Financial Bancorp	603,170	7,829,146
Yadkin Financial	476,800	11,228,640

		304,590,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 5.4%
Bio-Rad Laboratories, Cl A*	52,037	$7,258,121
CONMED	188,470	7,644,343
Haemonetics*	270,865	9,149,820
Hill-Rom Holdings	130,867	6,895,382
Meridian Bioscience	141,307	2,686,246
Owens & Minor	232,698	8,342,224
WellCare Health Plans*	99,242	8,792,841

		50,768,977

INDUSTRIALS — 9.8%
Alamo Group	154,918	7,268,752
Altra Industrial Motion	286,008	7,567,772
Essendant	243,913	8,432,073
Greif, Cl A	250,600	8,214,668
Knowles*	568,400	9,469,544
Lydall*	192,300	6,582,429
McDermott International*	2,214,195	10,207,439
MYR Group*	349,611	7,866,248
Orbital ATK	86,657	7,419,572
SP Plus*	415,644	10,598,922
Standex International	75,100	6,737,972
TAL International Group	162,993	2,764,361

		93,129,752

INFORMATION TECHNOLOGY — 2.2%
Acxiom*	408,200	9,029,384
Electro Scientific Industries	940,763	4,393,363
Perficient*	466,900	7,806,568

		21,229,315

MATERIALS — 0.8%
Kaiser Aluminum	87,900	7,145,391

MATERIALS & PROCESSING — 7.8%
ABM Industries	260,321	7,393,116
Belden CDT	213,547	13,673,414
Brady, Cl A	466,134	10,604,549
Carpenter Technology	246,599	8,214,213
Haynes International	107,909	4,257,010
HB Fuller	137,862	5,237,378
Innophos Holdings	156,943	6,668,508
Materion	72,550	2,187,382
OMNOVA Solutions*	994,528	7,140,711

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

MATERIALS & PROCESSING — continued
Rogers*	184,569	$8,586,150

		73,962,431

PRODUCER DURABLES — 11.9%
Actuant, Cl A	451,643	10,297,460
Albany International, Cl A	239,815	9,009,850
CBIZ*	674,511	7,250,993
Compass Diversified Holdings (A)	611,655	10,061,725
ESCO Technologies	300,741	11,154,484
Granite Construction	215,730	7,084,573
Heartland Express	534,353	10,061,867
Kaman	224,446	8,728,705
Littelfuse	78,184	7,812,927
Marten Transport	330,956	5,424,369
Methode Electronics	315,179	10,504,916
Regal Beloit	105,356	6,720,659
Triumph Group	123,793	5,766,278
Ultratech*	209,300	3,271,359

		113,150,165

TECHNOLOGY — 7.8%
Brooks Automation	208,689	2,303,927
Coherent*	134,915	7,312,393
Fabrinet*	126,300	2,736,921
FormFactor*	1,002,752	8,262,676
GSI Group*	635,883	8,590,779
Harmonic*	564,585	3,252,010
Integrated Device Technology*	465,134	11,860,917
IXYS	811,900	10,116,274
ON Semiconductor*	290,634	3,196,974
Plantronics	165,963	8,898,936
Plexus*	223,911	7,751,799

		74,283,606

UTILITIES — 3.8%
IDACORP	179,947	12,029,457
Laclede Group	204,100	11,954,137
NorthWestern	227,775	12,343,127

		36,326,721

TOTAL COMMON STOCK (Cost $806,332,202)		932,883,796

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015

SHORT-TERM INVESTMENT — 2.6%
	Shares	Value

Dreyfus Treasury Prime Cash Management, Cl A 0.010% (B) (Cost $25,063,879)	25,063,879	$25,063,879

TOTAL INVESTMENTS— 101.0% (Cost $831,396,081)		$957,947,675

Percentages are based on Net Assets of $948,137,388.

(A)	Security considered to be a Master Limited Partnership. The total value of such security as of October 31, 2015 was $10,061,725 or 1.1% of Net Assets.

(B)	The rate shown is the 7-day effective yield as of October 31, 2015.
*	Non-income producing security.

†	Real Estate Investment Trust

‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2015

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $831,396,081)	$957,947,675
Receivable for Investment Securities Sold	11,550,119
Dividends and Interest Receivable	347,706
Receivable for Capital Shares Sold	165,618
Prepaid Expenses	14,716

Total Assets	970,025,834

Liabilities:
Payable for Capital Shares Redeemed	16,303,216
Payable for Investment Securities Purchased	4,440,373
Payable due to Investment Advisor	579,168
Shareholder Servicing Fees Payable	454,134
Payable due to Administrator	45,102
Payable due to Trustees	4,575
Chief Compliance Officer Fees Payable	1,781
Other Accrued Expenses	60,097

Total Liabilities:	21,888,446

Net Assets	$948,137,388

Net Assets Consist of:
Paid-in-Capital	$718,671,778
Undistributed Net Investment Income	1,522,595
Accumulated Net Realized Gain on Investments	101,391,421
Net Unrealized Appreciation on Investments	126,551,594

Net Assets	$948,137,388

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	33,677,136

Net Asset Value, Offering and Redemption Price Per Share	$28.15

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO FOR THE
YEAR ENDED
OCTOBER 31, 2015

STATEMENT OF OPERATIONS

Investment Income
Dividends	$13,774,603

Total Income	13,774,603

Expenses
Investment Advisory Fees	7,357,685
Shareholder Servicing Fees	1,626,967
Administration Fees	550,275
Trustees’ Fees	14,995
Chief Compliance Officer Fees	5,594
Transfer Agent Fees	88,419
Printing Fees	54,975
Custodian Fees	40,284
Legal Fees	27,389
Registration and Filing Fees	23,383
Audit Fees	9,520
Other Expenses	35,655

Total Expenses	9,835,141

Less: Fees Paid Indirectly (See Note 4)	(29)
Net Expenses	9,835,112

Net Investment Income	3,939,491

Net Realized Gain on Investments	110,887,892
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(111,456,500)

Total Net Realized and Unrealized Loss on Investments	(568,608)

Net Increase in Net Assets Resulting from Operations	$3,370,883

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2015	Year Ended October 31, 2014

Operations:
Net Investment Income	$3,939,491	$3,280,081
Net Realized Gain on Investments	110,887,892	239,546,427
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(111,456,500)	(166,259,680)

Net Increase in Net Assets Resulting from Operations	3,370,883	76,566,828

Dividends and Distributions:
Net Investment Income	(2,769,901)	(5,627,931)
Net Realized Gains	(203,556,220)	(139,132,464)

Total Dividends and Distributions	(206,326,121)	(144,760,395)

Capital Share Transactions:
Issued	124,404,224	130,116,169
In Lieu of Cash Distributions	203,856,113	142,575,256
Redeemed	(297,600,733)	(512,263,669)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	30,659,604	(239,572,244)

Total Decrease in Net Assets	(172,295,634)	(307,765,811)
Net Assets:
Beginning of Year	1,120,433,022	1,428,198,833

End of Year	$948,137,388	$1,120,433,022

Undistributed Net Investment Income	$1,522,595	$1,158,121

Share Transactions:
Issued	4,283,151	3,687,467
In Lieu of Cash Distributions	7,180,269	4,289,656
Redeemed	(9,850,599)	(14,929,682)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	1,612,821	(6,952,559)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$34.94	$36.60	$28.84	$28.61	$27.10

Income from Operations:
Net Investment Income*	0.11	0.09	0.20	0.09	0.05
Net Realized and Unrealized Gain	0.10 **	1.98	9.59	2.81	1.53

Total from Operations	0.21	2.07	9.79	2.90	1.58

Dividends and Distributions:
Net Investment Income	(0.08)	(0.14)	(0.15)	(0.05)	(0.07)
Net Realized Gain	(6.92)	(3.59)	(1.88)	(2.62)	—

Total Dividends and Distributions	(7.00)	(3.73)	(2.03)	(2.67)	(0.07)

Net Asset Value, End of Year	$28.15	$34.94	$36.60	$28.84	$28.61

Total Return†	0.47%	6.21%	36.32%	11.54%	5.83%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$948,137	$1,120,433	$1,428,199	$1,181,670	$1,235,797
Ratio of Expenses to Average Net Assets(1)	0.94%	0.96%	0.93%	0.92%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.37%	0.26%	0.64%	0.33%	0.18%
Portfolio Turnover Rate	27%	24%	21%	19%	30%

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

*	Per share calculations were performed using average shares for the period.

**	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 57 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio, a diversified portfolio, normally seeks to achieve its objective by investing at least 80% of its net assets at the time of initial purchase in common stocks of companies that have market capitalizations that are under $2 billion. The Portfolio may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The Portfolio is an investment company as defined in accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Portfolio follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

(foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2015, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2015, all of the Portfolio’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classification, see the schedule of investments.

For the year ended October 31, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2015, there were no Level 3 securities. All transfers, if any, are recognized by the Portfolio at the end of the year.

For the year ended October 31, 2015, there have been no significant changes to the Portfolio’s fair value methodologies.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and the current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Portfolio did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
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expense in the Statement of Operations. During the period the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include a return of capital received from Real Estate Investment Trusts (“REITs”).

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — The Portfolio may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Portfolio. For these services, the administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Portfolio. For the year ended October 31, 2015, the Portfolio paid $550,275 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

assets of the Portfolio that are serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2015, the Portfolio earned credits of $29 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, owned in part by Investment Counselors of Maryland, Inc., a company wholly-owned by OM Asset Management plc. and ICM Management LLC, a company wholly-owned by six officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6. Investment Transactions:

For the year ended October 31, 2015, the Portfolio made purchases of $275,388,958 and had sales of $436,361,245 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, the net

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

To the extent these differences are permanent in nature they are charged or credited to paid-in capital, undistributed net investment income (loss) or accumulated net realized gain (loss), as appropriate, in the period that the difference arise. Accordingly, the following permanent differences, primarily attributable to REIT adjustments, basis adjustments related to investments in partnerships, utilization of earnings and profits on shareholder redemptions and distribution reclassifications, have been reclassified to/from the following accounts as of October 31, 2015.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
$(805,116)	$(10,327,955)	$11,133,071

These reclassifications had no effect on the net assets or net asset value of the Portfolio.

The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2015	$13,098,168	$193,227,953	$206,326,121
2014	15,167,932	129,592,463	144,760,395

As of October 31, 2015, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,568,429
Undistributed Long-Term Capital Gains	98,906,301
Net Unrealized Appreciation	127,990,862
Other Temporary Differences	18

Total Distributable Earnings	$229,465,610

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in the future years, and basis adjustments in partnerships.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at October 31, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$829,956,813	$195,952,922	$(67,962,060)	$127,990,862

8. Other:

At October 31, 2015, 40% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of ICM Small Company Portfolio

and the Board of Trustees of The Advisors’ Inner Circle Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the ICM Small Company Portfolio (the “Portfolio”), a series of shares of beneficial interest of The Advisors’ Inner Circle Fund, as of October 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2013 were audited by other auditors whose report dated December 24, 2013, expressed an unqualified opinion on such financial highlights. The financial highlights for each of the years in the two-year period ended October 31, 2012 were audited by other auditors whose report dated December 21, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ICM Small Company Portfolio as of October 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 21, 2015

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio’s costs in two ways.

•

Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 5/1/15	Ending Account Value 10/31/2015	Annualized Expense Ratio	Expenses Paid During Period*
Actual Portfolio Return	$1,000.00	$980.60	0.89%	$4.44
Hypothetical 5% Return	1,000.00	1,020.72	0.89	4.53

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

This Page Intentionally Left Blank.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-234-5426. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

5	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

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PORTFOLIO

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
93.85%	6.15%	100.00%	86.25%	86.09%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned fund to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the ICM Small Company Portfolio who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” is reflected as a percentage of ordinary income distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividends” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

300 East Lombard Street

Suite 810

Baltimore, MD 21202

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-AR-001-1300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$116,100	$0	$0	$112,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$25,000	$0	$0
(d)	All Other Fees	$0	$0	$4,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$723,360	N/A	N/A	$595,010	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$130,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$72,450	N/A	N/A	$34,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$110,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $29,000 and $25,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $55,300 and $79,100 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $72,450 and $34,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.